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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT


We consent to the use of our report dated February 9, 1996, except as to Note 2 which is as of December 9, 1996, appearing in this Form 10-KSB of Versus Technology, Inc., related to the financial statements as of and for the year ended October 31, 1995.




/s/  KPMG Peat Marwick LLP
--------------------------
KPMG Peat Marwick LLP

Princeton, New Jersey
January 8, 1997


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